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Annual Report
October 31, 2002

Merrill Lynch
Municipal
Intermediate
Term Fund

www.mlim.ml.com

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Important Tax Information (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of the Merrill Lynch Municipal Series Trust during the taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund paid a long-term capital gain distribution of $.035574 per share to shareholders of record on December 20, 2001.

Please retain this information for your records.

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year-15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

For the six-month period ended October 31, 2002, our investment strategy was to enhance the Fund's income and limit its price volatility. Accordingly, our strategy emphasized, for the most part, the acquisition of premium coupon securities in the 9-year-11-year maturity range. In July 2002, the Securities and Exchange Commission mandated that all municipal bond funds titled "Intermediate" must have an average life of no more than 10 years. Fortunately, we needed to make only minor adjustments to portfolio holdings in order to comply with this regulation. We remained committed to the acquisition of higher credit quality securities, with more than 87% of the Fund's holdings rated AA or higher by at least one of the major rating agencies, excluding short-term holdings.

Going forward, we are reasonably sanguine that intermediate municipal


                                     2 & 3

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

interest rates will decline further in the months ahead. The economic outlook is still full of uncertainty, and there is little evidence that a sustained rebound is imminent. Inflation remains subdued and some economists have become more concerned about the risk of deflation. We believe that the Federal Reserve Board is "on hold" concerning higher interest rates and will maintain its current accommodative posture, perhaps even lowering interest rates if necessary. In addition, we believe that without any material improvement in the equity market, retail investors are likely to allocate more of their investment funds into municipal bonds. Our strategy remains focused on increasing portfolio yield and preserving recent gains in the Fund's net asset value.

Fiscal Year in Review

For the fiscal year ended October 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.16%, +4.83%, +4.93% and +5.05%, respectively, compared to the +5.87% return of its unmanaged benchmark index, the Lehman Brothers Municipal Bond Index. Our positioning throughout the 12-month period ended October 31, 2002, while remaining fully invested, resulted in total return performance that was slightly below that of the benchmark Index, but was in line with the Lipper average of other comparable intermediate tax-exempt mutual funds. The Fund's relative underperformance to the benchmark was attributed to our overall higher credit quality profile compared to the benchmark.

During the year ended October 31, 2002, we primarily focused on enhancing the Fund's level of tax-exempt income and reducing its price volatility. To accomplish this goal, we concentrated on the acquisition of higher-coupon securities in the 9-year-13-year maturity range with AA ratings. We also maintained a slightly above-market neutral position throughout most of 2002.

In Conclusion

We thank you for your support of the Merrill Lynch Municipal Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

November 22, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                              Ten-Year/
                                                             6-Month          12-Month     Since Inception    Standardized
As of October 31, 2002                                    Total Return      Total Return    Total Return      30-Day Yield
==========================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares*           +4.81%            +5.16%         +78.65%            2.86%
--------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares*           +4.64             +4.83          +73.33             2.58
--------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares*           +4.64             +4.93          +56.89             2.58
--------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares*           +4.75             +5.05          +59.70             2.76
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                        +4.73             +5.87       +93.55/+77.38           --
==========================================================================================================================

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The ten-year/since inception total returns are for ten years and from 10/31/94.


                                     4 & 5

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

PERFORMANCE DATA (concluded)

Class A & Class B Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 1992 to October 2002:

                                       10/92     10/93     10/94     10/95     10/96
ML Municipal Intermediate
Term Fund+--
Class A Shares*                      $ 9,900   $11,188   $10,909   $11,966   $12,477
ML Municipal Intermediate
Term Fund+--
Class B Shares*                      $10,000   $11,278   $10,963   $11,987   $12,447


                                      10/97     10/98     10/99     10/00     10/01     10/02
ML Municipal Intermediate
Term Fund+--
Class A Shares*                      $13,424   $14,498   $14,185   $15,291   $16,817   $17,685
ML Municipal Intermediate
Term Fund+--
Class B Shares*                      $13,362   $14,387   $14,033   $15,064   $16,533   $17,332


                                    10/31/92    10/93     10/94     10/95     10/96
Lehman Brothers Municipal
Bond Index++                         $10,000   $11,408   $10,911   $12,530   $13,244


                                      10/97     10/98     10/99     10/00     10/01     10/02
Lehman Brothers Municipal
Bond Index++                         $14,369   $15,521   $15,246   $16,543   $18,281   $19,354

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                        % Return Without       % Return With
                                           Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/02                        +8.88%               +7.79%
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                      +6.21                +6.00
--------------------------------------------------------------------------------
Ten Years Ended 9/30/02                       +6.09                +5.99
--------------------------------------------------------------------------------
 *    Maximum sales charge is 1%.
**    Assuming maximum sales charge.


                                                    % Return       % Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/02                                +8.64%          +7.64%
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                              +5.88           +5.88
--------------------------------------------------------------------------------
Ten Years Ended 9/30/02                               +5.76           +5.76
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

Class C & Class D Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to October 2002:

                            10/21/94**  10/94     10/95     10/96     10/97     10/98
ML Municipal Intermediate
Term Fund+--
Class C Shares*             $10,000   $ 9,929   $10,858   $11,273   $12,100   $13,026
ML Municipal Intermediate
Term Fund+--
Class D Shares*             $ 9,900   $ 9,830   $10,772   $11,221   $12,060   $13,013


                             10/99     10/00     10/01     10/02
ML Municipal Intermediate
Term Fund+--
Class C Shares*             $12,690   $13,635   $14,949   $15,686
ML Municipal Intermediate
Term Fund+--
Class D Shares*             $12,707   $13,684   $15,050   $15,812

                           10/31/94**  10/95     10/96     10/97     10/98
Lehman Brothers Municipal
Bond Index++                $10,000   $11,484   $12,139   $13,170   $14,226


                             10/99     10/00     10/01     10/02
Lehman Brothers Municipal
Bond Index++                $13,974   $15,163   $16,756   $17,739

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                   % Return           % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/02                               +8.64%           +7.64%
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                             +5.89            +5.89
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/02                 +6.13            +6.13
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/02                             +8.87%             +7.78%
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                           +6.11              +5.90
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/02               +6.37              +6.23
--------------------------------------------------------------------------------
 *    Maximum sales charge is 1%.
**    Assuming maximum sales charge.


                                     6 & 7

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P        Moody's     Face
STATE                Ratings++  Ratings++  Amount   Issue                                                                    Value
===================================================================================================================================
Alaska--1.8%         AAA        Aaa        $2,250   Alaska Student Loan Corporation, Student Loan Revenue Bonds, AMT,
                                                    Series A, 5.65% due 7/01/2012 (b)                                        $2,353
===================================================================================================================================
Arizona--4.2%        NR*        A1          2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Company Project),
                                                    AMT, 6.70% due 3/01/2020                                                  2,087
                     AA         Aa2         3,000   Salt River Project, Arizona, Agriculture Improvement and Power District,
                                                    Electric System Revenue Refunding Bonds (Salt River Project), Series C,
                                                    5% due 1/01/2011                                                          3,306
===================================================================================================================================
California--2.6%     AAA        Aaa         3,000   California State Public Works Board, Lease Revenue Bonds (UCLA
                                                    Replacement Hospital), Series A, 5.375% due 10/01/2013 (e)                3,379
===================================================================================================================================
Colorado--2.1%       A1+        VMIG1@      2,700   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                                                    1.90% due 5/01/2013 (a)                                                   2,700
===================================================================================================================================
Connecticut--2.8%    AA         Aa2         3,250   Connecticut State, GO, Series F, 5% due 10/15/2012                        3,605
===================================================================================================================================
Florida--1.6%        NR*        NR*         1,000   Double Branch Community, Florida, Development District, Special
                                                    Assessment Bonds, Series B-1, 5.60% due 5/01/2007                           993
                     NR*        NR*         1,000   Reunion East Community Development District, Florida, Special
                                                    Assessment, Series B, 5.90% due 11/01/2007                                  993
===================================================================================================================================
Georgia--0.9%        AAA        Aaa         1,000   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                                    Series B, 6.25% due 1/01/2012 (c)                                         1,190
===================================================================================================================================
Illinois--4.9%       A1+        VMIG1@        300   Illinois Health Facilities Authority Revenue Bonds (Northwestern
                                                    Memorial Hospital), VRDN, 1.95% due 8/15/2025 (a)                           300
                     AA-        A1          5,000   Illinois State Toll Highway Authority, Toll Highway Priority Revenue
                                                    Bonds, Series A, 6.30% due 1/01/2011                                      5,886
===================================================================================================================================
Indiana--4.7%        AA-        NR*         5,000   Franklin Township, Indiana, School Building Corporation, Marion County,
                                                    First Mortgage Revenue Bonds, 6% due 7/15/2010 (f)(h)                     5,933
===================================================================================================================================
Maine--0.1%          NR*        A2            110   Maine Educational Loan Marketing Corporation, Student Loan Revenue
                                                    Refunding Bonds, AMT, 6.90% due 11/01/2003                                  111
===================================================================================================================================
Maryland--0.7%       A1+        VMIG1@        900   Maryland State Energy Financing Administration, Solid Waste
                                                    Disposal Revenue Bonds (Cimenteries Project), AMT, VRDN, 2.05%
                                                    due 5/01/2035 (a)                                                           900
===================================================================================================================================
Massachusetts--7.8%  AA-        Aa2         2,100   Massachusetts State, Consolidated Loan, GO, Refunding, Series D,
                                                    5.50% due 11/01/2014                                                      2,394
                     NR*        Aa3         3,300   Massachusetts State Revenue Bonds, RIB, Series 420, 9.32%
                                                    due 12/15/2014 (d)                                                        4,148
                     AAA        Aaa         3,025   Massachusetts State Water Pollution Abatement Trust Revenue Bonds
                                                    (MWRA Program), Series A, 5% due 8/01/2012                                3,339
===================================================================================================================================
Michigan--0.5%       A1+        Aaa           600   Eastern Michigan University Revenue Refunding Bonds, VRDN, 2%
                                                    due 6/01/2027 (a)(g)                                                        600
===================================================================================================================================
Minnesota--5.4%      AAA        Aa1         3,000   Minneapolis, Minnesota, Convention Center, GO, Series A, 5%
                                                    due 12/01/2011                                                            3,290
                     AAA        Aaa         3,240   Minneapolis-Saint Paul, Minnesota, Metropolitan Council, Metropolitan
                                                    Area Transit, GO, Series C, 5% due 2/01/2012                              3,542
===================================================================================================================================
New Jersey--7.6%     AAA        Aaa         3,250   New Jersey Environmental Infrastructure, Trust Revenue Refunding
                                                    Bonds, Series A, 5% due 9/01/2012                                         3,579
                     NR*        Aaa         5,000   Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                                    RIB, AMT, Series 701-X, 9.37% due 10/15/2014 (c)(d)                       6,059
===================================================================================================================================
New Mexico--2.7%     AA+        Aa2         3,000   New Mexico State Highway Commission, Tax Revenue Bonds, Senior
                                                    Sub-Lien, Series A, 6% due 6/15/2013                                      3,429
===================================================================================================================================
New York--10.1%                                     Metropolitan Transportation Authority, New York, Transit Facilities
                                                    Revenue Refunding Bonds, Series C (f):
                     AAA        Aaa         1,530     5.125% due 1/01/2012                                                    1,702
                     AAA        Aaa         3,470     5.125% due 7/01/2012                                                    3,878
                     AAA        Aaa         3,930   New York City, New York, City Health and Hospital Corporation, Health
                                                    System Revenue Bonds, Series A, 5.50% due 2/15/2013 (e)                   4,442
                     AA         NR*         2,500   New York State Thruway Authority, State Personal Income Tax,
                                                    Transportation Revenue Bonds, Series A, 5.50% due 3/15/2013               2,826
===================================================================================================================================
Oregon--9.4%         AAA        Aaa         5,475   Oregon State Department of Administrative Services, COP, Series A,
                                                    5.75% due 5/01/2010 (b)(f)                                                6,347
                     AAA        Aaa         5,000   Oregon State Department of Administrative Services, Lottery Revenue
                                                    Bonds, Series B, 5.75% due 4/01/2013 (e)                                  5,626
===================================================================================================================================
Pennsylvania--4.5%   AAA        Aaa         5,000   Philadelphia, Pennsylvania, School District, GO, Series B, 5.50%
                                                    due 8/01/2012 (g)                                                         5,669
===================================================================================================================================
Tennessee--4.6%      NR*        VMIG1@      4,100   Blount County, Tennessee, Public Building Authority, Local
                                                    Government Public Improvement Revenue Bonds, VRDN, Series A3A, 2%
                                                    due 6/01/2026 (a)                                                         4,100
                     AA         Aa2         1,600   Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series
                                                    2-C, 5.85% due 7/01/2009                                                  1,728
===================================================================================================================================
Texas--6.7%          A1+        VMIG1@      2,100   Bell County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                                    Series B-1, 2% due 8/15/2029 (a)(c)                                       2,100
                     BBB        Baa2        1,000   Brazos River Authority, Texas, PCR, Refunding (Utilities Electric
                                                    Company), AMT, Series B, 5.05% due 6/01/2030                                890
                     AAA        Aaa         5,000   Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                                    and Improvement Bonds, AMT, Series A, 5.75% due 11/01/2014 (g)            5,513
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
COP  Certificates of Participation
GO   General Obligation Bonds
HDA  Housing Development Authority
IDA  Industrial Development Authority
IDR  Industrial Development Revenue Bonds
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
VRDN Variable Rate Demand Notes


                                     8 & 9

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P        Moody's     Face
STATE                Ratings++  Ratings++  Amount   Issue                                                                    Value
===================================================================================================================================
Washington--16.8%    AAA        Aaa        $3,000   King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                                    5.50% due 1/01/2013 (e)                                                $  3,364
                     NR*        Aa1         4,860   Pierce County, Washington, School District Number 416, White River,
                                                    GO, 6% due 12/01/2012                                                     5,627
                     A+         Aa3         5,000   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                                    6% due 10/01/2012                                                         5,640
                     A          A1          1,000   Tobacco Settlement Authority, Washington, Tobacco Settlement
                                                    Revenue Bonds, 5.50% due 6/01/2012                                          977
                     AA+        Aa1         5,000   Washington State, GO, Series B, 6% due 1/01/2012                          5,711
===================================================================================================================================
                                                    Total Municipal Bonds (Cost--$122,239)--102.5%                          130,256
===================================================================================================================================
                                            Shares
                                             Held   Common Stock
===================================================================================================================================
                                             5,712  Merrill Lynch Institutional Tax-Exempt Fund@@                             5,712
===================================================================================================================================
                                                    Total Common Stock (Cost--$5,712)--4.5%                                   5,712
===================================================================================================================================
                     Total Investments (Cost--$127,951)--107.0%                                                             135,968

                     Variation Margin on Financial Futures Contracts**--(0.0%)                                                  (23)

                     Liabilities in Excess of Other Assets--(7.0%)                                                           (8,885)
                                                                                                                           --------
                     Net Assets--100.0%                                                                                    $127,060
                                                                                                                           ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(e)   FSA Insured.
(f)   Prerefunded.
(g)   FGIC Insured.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
 *    Not Rated.
**    Financial futures contracts sold as of October 31, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                        Expiration
      Contracts                      Issue                Date          Value
      --------------------------------------------------------------------------
         50                    U.S. Treasury Bonds    December 2002     $5,736
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$5,614)                                    $5,736
                                                                        ======
      --------------------------------------------------------------------------

 @    Highest short-term rating by Moody's Investors Service, Inc.
@@ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                       Net Share    Net              Dividend
      Affiliate                        Activity     Cost              Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
      Tax-Exempt Fund                    5,712     $5,712               $14
      --------------------------------------------------------------------------

++    Ratings of issues shown are unaudited.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

               As of October 31, 2002
===========================================================================================================================
Assets:        Investments, at value (identified cost--$127,950,635) ........................                  $135,967,611
               Cash .........................................................................                       100,496
               Receivables:
                  Securities sold ...........................................................   $  9,814,266
                  Interest ..................................................................      1,532,817
                  Beneficial interest sold ..................................................        437,355     11,784,438
                                                                                                ------------
               Prepaid registration fees and other assets ...................................                        62,468
                                                                                                               ------------
               Total assets .................................................................                   147,915,013
                                                                                                               ------------
===========================================================================================================================
Liabilities:   Payables:
                  Securities purchased ......................................................     20,474,687
                  Beneficial interest redeemed ..............................................        117,319
                  Dividends to shareholders .................................................        114,784
                  Investment adviser ........................................................         59,480
                  Variation margin ..........................................................         22,656
                  Distributor ...............................................................         15,500     20,804,426
                                                                                                ------------
               Accrued expenses .............................................................                        50,660
                                                                                                               ------------
               Total liabilities ............................................................                    20,855,086
                                                                                                               ------------
===========================================================================================================================
Net Assets:    Net assets ...................................................................                  $127,059,927
                                                                                                               ============
===========================================================================================================================
Net Assets     Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:    of shares authorized .........................................................                  $    318,647
               Class B Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized .........................................................                       347,598
               Class C Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized .........................................................                        96,164
               Class D Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized .........................................................                       426,392
               Paid-in capital in excess of par .............................................                   116,934,303
               Undistributed investment income--net .........................................   $     50,466
               Undistributed realized capital gains on investments--net .....................        991,069
               Unrealized appreciation on investments--net ..................................      7,895,288
                                                                                                ------------
               Total accumulated earnings--net ..............................................                     8,936,823
                                                                                                               ------------
               Net assets ...................................................................                  $127,059,927
                                                                                                               ============
===========================================================================================================================
Net Asset      Class A--Based on net assets of $34,065,665 and 3,186,472 shares of beneficial
Value:         interest outstanding .........................................................                  $      10.69
                                                                                                               ============
               Class B--Based on net assets of $37,154,888 and 3,475,976 shares of beneficial
               interest outstanding .........................................................                  $      10.69
                                                                                                               ============
               Class C--Based on net assets of $10,275,744 and 961,643 shares of beneficial
               interest outstanding .........................................................                  $      10.69
                                                                                                               ============
               Class D--Based on net assets of $45,563,630 and 4,263,923 shares of beneficial
               interest outstanding .........................................................                  $      10.69
                                                                                                               ============
===========================================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

STATEMENT OF OPERATIONS

              For the Year Ended October 31, 2002
===================================================================================================
Investment    Interest .............................................                   $  5,549,642
Income:       Dividends ............................................                         14,100
                                                                                       ------------
              Total income .........................................                      5,563,742
                                                                                       ------------
===================================================================================================
Expenses:     Investment advisory fees .............................   $    646,770
              Account maintenance and distribution fees--Class B ...        110,825
              Accounting services ..................................         94,958
              Professional fees ....................................         77,614
              Registration fees ....................................         44,147
              Account maintenance fees--Class D ....................         41,779
              Printing and shareholder reports .....................         40,131
              Transfer agent fees--Class B .........................         36,848
              Transfer agent fees--Class D .........................         35,676
              Transfer agent fees--Class A .........................         29,731
              Trustees' fees and expenses ..........................         12,900
              Account maintenance and distribution fees--Class C ...         12,628
              Custodian fees .......................................          8,802
              Pricing fees .........................................          6,108
              Transfer agent fees--Class C .........................          4,073
              Other ................................................         21,216
                                                                       ------------
              Total expenses before reimbursement ..................      1,224,206
              Reimbursement of expenses ............................         (2,024)
                                                                       ------------
              Total expenses after reimbursement ...................                      1,222,182
                                                                                       ------------
              Investment income--net ...............................                      4,341,560
                                                                                       ------------
===================================================================================================
Realized &    Realized gain on investments--net ....................                      1,001,776
Unrealized    Change in unrealized appreciation on investments--net                         433,083
Gain on                                                                                ------------
Investments   Total realized and unrealized gain on investments--net                      1,434,859
--Net:                                                                                 ------------
              Net Increase in Net Assets Resulting from Operations                     $  5,776,419
                                                                                       ============
===================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year
                                                                                                    Ended October 31,
                                                                                              ------------------------------
                      Increase (Decrease) in Net Assets:                                          2002             2001
============================================================================================================================
Operations:           Investment income--net ..............................................   $   4,341,560    $   4,999,602
                      Realized gain on investments--net ...................................       1,001,776        3,471,125
                      Change in unrealized appreciation on investments--net ...............         433,083        3,519,538
                                                                                              -------------    -------------
                      Net increase in net assets resulting from operations ................       5,776,419       11,990,265
                                                                                              -------------    -------------
============================================================================================================================
Dividends &           Investment income--net:
Distributions              Class A ........................................................      (1,329,478)      (1,754,810)
To Shareholders:           Class B ........................................................      (1,300,214)      (1,583,478)
                           Class C ........................................................        (145,828)        (105,246)
                           Class D ........................................................      (1,557,136)      (1,556,068)
                      Realized gain on investments--net:
                           Class A ........................................................        (118,859)             --
                           Class B ........................................................        (124,607)             --
                           Class C ........................................................          (8,445)             --
                           Class D ........................................................        (136,134)             --
                                                                                              -------------    -------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders .....................................................      (4,720,701)      (4,999,602)
                                                                                              -------------    -------------
============================================================================================================================
Beneficial Interest   Net increase (decrease) in net assets derived from beneficial
Transactions:         interest transactions ...............................................       9,860,187      (27,766,750)
                                                                                              -------------    -------------
============================================================================================================================
Net Assets:           Total increase (decrease) in net assets .............................      10,915,905      (20,776,087)
                      Beginning of year ...................................................     116,144,022      136,920,109
                                                                                              -------------    -------------
                      End of year* ........................................................   $ 127,059,927    $ 116,144,022
                                                                                              =============    =============
============================================================================================================================
                     *Undistributed investment income--net ................................   $      50,466              --
                                                                                              =============    =============
============================================================================================================================

See Notes to Financial Statements.


                                   12 & 13

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

FINANCIAL HIGHLIGHTS

                                                                                                  Class A
                  The following per share data and ratios have been derived ----------------------------------------------------
                  from information provided in the financial statements.              For the Year Ended October 31,
                                                                            ----------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     2002       2001       2000       1999       1998
================================================================================================================================
Per Share         Net asset value, beginning of year ....................   $  10.60   $  10.05   $   9.75   $  10.60   $  10.23
Operating                                                                   --------   --------   --------   --------   --------
Performance:      Investment income--net ................................        .40        .43        .44        .40        .43
                  Realized and unrealized gain (loss) on investments--net        .13        .55        .30       (.62)       .37
                                                                            --------   --------   --------   --------   --------
                  Total from investment operations ......................        .53        .98        .74       (.22)       .80
                                                                            --------   --------   --------   --------   --------
                  Less dividends and distributions:
                    Investment income--net ..............................       (.40)      (.43)      (.44)      (.40)      (.43)
                    Realized gain on investments--net ...................       (.04)        --         --       (.10)        --
                    In excess of realized gain on investments--net ......         --         --         --       (.13)        --
                                                                            --------   --------   --------   --------   --------
                  Total dividends and distributions .....................       (.44)      (.43)      (.44)      (.63)      (.43)
                                                                            --------   --------   --------   --------   --------
                  Net asset value, end of year ..........................   $  10.69   $  10.60   $  10.05   $   9.75   $  10.60
                                                                            ========   ========   ========   ========   ========
================================================================================================================================
Total Investment  Based on net asset value per share ....................      5.16%      9.98%      7.80%     (2.16%)     8.00%
Return:*                                                                    ========   ========   ========   ========   ========
================================================================================================================================
Ratios to         Expenses, net of reimbursement ........................       .89%       .90%       .80%       .80%       .74%
Average                                                                     ========   ========   ========   ========   ========
Net Assets:       Expenses ..............................................       .90%       .90%       .80%       .80%       .74%
                                                                            ========   ========   ========   ========   ========
                  Investment income--net ................................      3.84%      4.21%      4.47%      3.97%      4.17%
                                                                            ========   ========   ========   ========   ========
================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................   $ 34,066   $ 35,538   $ 51,675   $ 58,635   $ 73,769
Data:                                                                       ========   ========   ========   ========   ========
                  Portfolio turnover ....................................    201.37%    169.70%    210.04%    159.37%    174.64%
                                                                            ========   ========   ========   ========   ========
================================================================================================================================


                                                                                                Class B
                  The following per share data and ratios have been derived ----------------------------------------------------
                  from information provided in the financial statements.              For the Year Ended October 31,
                                                                            ----------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     2002       2001       2000       1999       1998
================================================================================================================================
Per Share         Net asset value, beginning of year ....................   $  10.60   $  10.04   $   9.75   $  10.60   $  10.23
Operating                                                                   --------   --------   --------   --------   --------
Performance:      Investment income--net ................................        .37        .40        .41        .37        .40
                  Realized and unrealized gain (loss) on investments--net        .13        .56        .29       (.62)       .37
                                                                            --------   --------   --------   --------   --------
                  Total from investment operations ......................        .50        .96        .70       (.25)       .77
                                                                            --------   --------   --------   --------   --------
                  Less dividends and distributions:
                    Investment income--net ..............................       (.37)      (.40)      (.41)      (.37)      (.40)
                    Realized gain on investments--net ...................       (.04)        --         --       (.10)        --
                    In excess of realized gain on investments--net ......         --         --         --       (.13)        --
                                                                            --------   --------   --------   --------   --------
                  Total dividends and distributions .....................       (.41)      (.40)      (.41)      (.60)      (.40)
                                                                            --------   --------   --------   --------   --------
                  Net asset value, end of year ..........................   $  10.69   $  10.60   $  10.04   $   9.75   $  10.60
                                                                            ========   ========   ========   ========   ========
================================================================================================================================
Total Investment  Based on net asset value per share ....................      4.83%      9.75%      7.35%     (2.46%)     7.67%
Return:*                                                                    ========   ========   ========   ========   ========
================================================================================================================================
Ratios to         Expenses, net of reimbursement ........................      1.21%      1.22%      1.12%      1.11%      1.06%
Average                                                                     ========   ========   ========   ========   ========
Net Assets:       Expenses ..............................................      1.21%      1.22%      1.12%      1.11%      1.06%
                                                                            ========   ========   ========   ========   ========
                  Investment income--net ................................      3.53%      3.89%      4.16%      3.65%      3.86%
                                                                            ========   ========   ========   ========   ========
================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................   $ 37,155   $ 37,875   $ 46,571   $ 54,559   $ 75,688
Data:                                                                       ========   ========   ========   ========   ========
                  Portfolio turnover ....................................    201.37%    169.70%    210.04%    159.37%    174.64%
                                                                            ========   ========   ========   ========   ========
================================================================================================================================

                                                                                                Class C
                  The following per share data and ratios have been derived ----------------------------------------------------
                  from information provided in the financial statements.              For the Year Ended October 31,
                                                                            ----------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     2002       2001       2000       1999       1998
================================================================================================================================
Per Share         Net asset value, beginning of year ....................   $  10.59   $  10.04   $   9.74   $  10.60   $  10.23
Operating                                                                   --------   --------   --------   --------   --------
Performance:      Investment income--net ................................        .37        .40        .41        .37        .40
                  Realized and unrealized gain (loss) on investments--net        .14        .55        .30       (.63)       .37
                                                                            --------   --------   --------   --------   --------
                  Total from investment operations ......................        .51        .95        .71       (.26)       .77
                                                                            --------   --------   --------   --------   --------
                  Less dividends and distributions:
                    Investment income--net ..............................       (.37)      (.40)      (.41)      (.37)      (.40)
                    Realized gain on investments--net ...................       (.04)        --         --       (.10)        --
                    In excess of realized gain on investments--net ......         --         --         --       (.13)        --
                                                                            --------   --------   --------   --------   --------
                  Total dividends and distributions .....................       (.41)      (.40)      (.41)      (.60)      (.40)
                                                                            --------   --------   --------   --------   --------
                  Net asset value, end of year ..........................   $  10.69   $  10.59   $  10.04   $   9.74   $  10.60
                                                                            ========   ========   ========   ========   ========
================================================================================================================================
Total Investment  Based on net asset value per share ....................      4.93%      9.64%      7.45%     (2.58%)     7.65%
Return:*                                                                    ========   ========   ========   ========   ========
================================================================================================================================
Ratios to         Expenses, net of reimbursement ........................      1.20%      1.22%      1.12%      1.12%      1.07%
Average                                                                     ========   ========   ========   ========   ========
Net Assets:       Expenses ..............................................      1.20%      1.22%      1.12%      1.12%      1.07%
                                                                            ========   ========   ========   ========   ========
                  Investment income--net ................................      3.47%      3.89%      4.16%      3.64%      3.85%
                                                                            ========   ========   ========   ========   ========
================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................   $ 10,276   $  2,462   $  3,744   $  3,275   $  5,116
Data:                                                                       ========   ========   ========   ========   ========
                  Portfolio turnover ....................................    201.37%    169.70%    210.04%    159.37%    174.64%
                                                                            ========   ========   ========   ========   ========
================================================================================================================================

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    14 & 15

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                  Class D
                  The following per share data and ratios have been derived ----------------------------------------------------
                  from information provided in the financial statements.              For the Year Ended October 31,
                                                                            ----------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     2002       2001       2000       1999       1998
================================================================================================================================
Per Share         Net asset value, beginning of year ....................   $  10.60   $  10.04   $   9.74   $  10.60   $  10.23
Operating                                                                   --------   --------   --------   --------   --------
Performance:      Investment income--net ................................        .39        .42        .43        .39        .42
                  Realized and unrealized gain (loss) on investments--net        .13        .56        .30       (.63)       .37
                                                                            --------   --------   --------   --------   --------
                  Total from investment operations ......................        .52        .98        .73       (.24)       .79
                                                                            --------   --------   --------   --------   --------
                  Less dividends and distributions:
                    Investment income--net ..............................       (.39)      (.42)      (.43)      (.39)      (.42)
                    Realized gain on investments--net ...................       (.04)        --         --       (.10)        --
                    In excess of realized gain on investments--net ......         --         --         --       (.13)        --
                                                                            --------   --------   --------   --------   --------
                  Total dividends and distributions .....................       (.43)      (.42)      (.43)      (.62)      (.42)
                                                                            --------   --------   --------   --------   --------
                  Net asset value, end of year ..........................   $  10.69   $  10.60   $  10.04   $   9.74   $  10.60
                                                                            ========   ========   ========   ========   ========
================================================================================================================================
Total Investment  Based on net asset value per share ....................      5.05%      9.98%      7.69%     (2.35%)     7.90%
Return:**                                                                   ========   ========   ========   ========   ========
================================================================================================================================
Ratios to         Expenses, net of reimbursement ........................       .99%      1.01%       .90%       .90%       .84%
Average                                                                     ========   ========   ========   ========   ========
Net Assets:       Expenses ..............................................      1.00%      1.01%       .90%       .90%       .84%
                                                                            ========   ========   ========   ========   ========
                  Investment income--net ................................      3.73%      4.10%      4.37%      3.87%      4.07%
                                                                            ========   ========   ========   ========   ========
================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................   $ 45,563   $ 40,269   $ 34,930   $ 38,890   $ 47,869
Data:                                                                       ========   ========   ========   ========   ========
                  Portfolio turnover ....................................    201.37%    169.70%    210.04%    159.37%    174.64%
                                                                            ========   ========   ========   ========   ========
================================================================================================================================

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on U.S. government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.


                                     16 & 17

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $11,381 increase in cost of securities (which, in turn, results in a corresponding $11,381 decrease in net unrealized appreciation and a corresponding $11,381 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $8,905 and decrease net unrealized appreciation by $20,286. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $30,180 have been reclassified between accumulated net realized capital gains and undistributed net investment income. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% on the average daily value of the Fund's net assets. For the year ended October 31, 2002, MLIM reimbursed the Fund in the amount of $2,024.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                              Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class B.....................................       .20%                 .10%
Class C.....................................       .20%                 .10%
Class D.....................................       .10%                  --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A.....................................        $ 41                $1,083
Class D.....................................        $638                $9,034
--------------------------------------------------------------------------------

For the year ended October 31, 2002, MLPF&S received contingent deferred sales charges of $11,259 and $434 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2002, the Fund reimbursed MLIM $8,827 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002, were $224,020,884 and $222,466,658, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002, were as follows:

-------------------------------------------------------------------------------
                                                    Realized       Unrealized
                                                 Gains (Losses)  Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments.......................       $1,679,992      $ 8,016,976
Financial futures contracts.................         (678,216)        (121,688)
                                                   ----------      -----------
Total.......................................       $1,001,776      $ 7,895,288
                                                   ==========      ===========
------------------------------------------------------------------------------

As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $8,037,262, of which $8,048,313 related to appreciated securities and $11,051 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $127,930,349.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $9,860,187 and $(27,766,750) for the years ended October 31, 2002 and October 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                          Dollar
Ended October 31, 2002                               Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,037,648     $ 10,895,497
Shares issued to shareholders
in reinvestment of dividends
and distributions ............................          93,089          969,300
                                                  ------------     ------------
Total issued .................................       1,130,737       11,864,797
Shares redeemed ..............................      (1,296,628)     (13,643,476)
                                                  ------------     ------------
Net decrease .................................        (165,891)    $ (1,778,679)
                                                  ============     ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2001                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         786,232     $  8,110,114
Shares issued to shareholders
in reinvestment of dividends .................         115,923        1,197,055
                                                  ------------     ------------
Total issued .................................         902,155        9,307,169
Shares redeemed ..............................      (2,693,621)     (27,877,888)
                                                  ------------     ------------
Net decrease .................................      (1,791,466)    $(18,570,719)
                                                  ============     ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2002                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,125,368     $ 11,778,269
Shares issued to shareholders
in reinvestment of dividends
and distributions ............................          87,605          912,281
                                                  ------------     ------------
Total issued .................................       1,212,973       12,690,550
Automatic conversion of shares ...............        (452,097)      (4,751,994)
Shares redeemed ..............................        (858,356)      (8,969,395)
                                                  ------------     ------------
Net decrease .................................         (97,480)    $ (1,030,839)
                                                  ============     ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2001                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         650,179     $  6,732,901
Shares issued to shareholders
in reinvestment of dividends .................          98,611        1,018,414
                                                  ------------     ------------
Total issued .................................         748,790        7,751,315
Automatic conversion of shares ...............        (266,456)      (2,764,505)
Shares redeemed ..............................      (1,545,194)     (16,010,351)
                                                  ------------     ------------
Net decrease .................................      (1,062,860)    $(11,023,541)
                                                  ============     ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2002                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         818,583     $  8,710,096
Shares issued to shareholders
in reinvestment of dividends
and distributions ............................           8,838           92,285
                                                  ------------     ------------
Total issued .................................         827,421        8,802,381
Shares redeemed ..............................         (98,190)      (1,038,599)
                                                  ------------     ------------
Net increase .................................         729,231     $  7,763,782
                                                  ============     ============
-------------------------------------------------------------------------------


                                    18 & 19

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2001                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          15,015     $    156,451
Shares issued to shareholders
in reinvestment of dividends .................           8,128           83,874
                                                  ------------     ------------
Total issued .................................          23,143          240,325
Shares redeemed ..............................        (163,649)      (1,690,907)
                                                  ------------     ------------
Net decrease .................................        (140,506)    $ (1,450,582)
                                                  ============     ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 2002                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         551,526     $  5,794,005
Shares issued to shareholders
in reinvestment of dividends
and distributions ............................          96,153        1,002,098
Automatic conversion of shares ...............         452,177        4,751,994
                                                  ------------     ------------
Total issued .................................       1,099,856       11,548,097
Shares redeemed ..............................        (636,397)      (6,642,174)
                                                  ------------     ------------
Net increase .................................         463,459     $  4,905,923
                                                  ============     ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 2001                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         525,491     $  5,356,229
Shares issued to shareholders
in reinvestment of dividends .................          85,297          881,977
Automatic conversion of shares ...............         266,613        2,764,505
                                                  ------------     ------------
Total issued .................................         877,401        9,002,711
Shares redeemed ..............................        (555,229)      (5,724,619)
                                                  ------------     ------------
Net increase .................................         322,172     $  3,278,092
                                                  ============     ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended October 31, 2002.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

------------------------------------------------------------------------------
                                                   10/31/2002       10/31/2001
------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..........................    $  4,332,656    $  4,999,602
  Net long-term capital gains ................         388,045              --
                                                  ------------    ------------
Total distributions ..........................    $  4,720,701    $  4,999,602
                                                  ============    ============
------------------------------------------------------------------------------

As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed tax-exempt income--net ...........................  $     30,180
Undistributed long-term capital gains--net .....................       869,643
                                                                  ------------
Total undistributed earnings--net ..............................       899,823
Unrealized gains--net ..........................................     8,037,000*
                                                                  ------------
Total accumulated earnings--net ................................  $  8,936,823
                                                                  ============
-------------------------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Municipal Intermediate Term Fund of
Merrill Lynch Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (the "Fund") as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 11, 2002


                                    20 & 21

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2002

OFFICERS AND TRUSTEES

                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                           in Fund      Director-
                                      Position(s)  Length                                                  Complex        ships
                                         Held      of Time                                               Overseen by     Held by
Name                   Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years    Trustee       Trustee
====================================================================================================================================
        Interested Trustee
====================================================================================================================================
Terry K. Glenn*        P.O. Box 9011   President   1999 to   Chairman, Americas Region since 2001 and      117 Funds      None
                       Princeton,      and         present   Executive Vice President since 1983 of     162 Portfolios
                       NJ 08543-9011   Trustee     and       Fund Asset Management, L.P. ("FAM") and
                       Age: 62                     1986 to   Merrill Lynch Investment Managers, L.P.
                                                   present   ("MLIM"); President of Merrill Lynch
                                                             Mutual Funds since 1999; President of FAM
                                                             Distributors, Inc. ("FAMD") since 1986 and
                                                             Director thereof since 1991; Executive
                                                             Vice President and Director of Princeton
                                                             Services, Inc. ("Princeton Services")
                                                             since 1993; President of Princeton
                                                             Administrators, L.P. since 1988; Director
                                                             of Financial Data Services, Inc. since
                                                             1985.
                     ===============================================================================================================
                     * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                       Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                       President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President
                       of Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.
====================================================================================================================================


                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                           in Fund      Director-
                                      Position(s)  Length                                                  Complex        ships
                                         Held      of Time                                               Overseen by     Held by
Name                   Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years    Trustee       Trustee
====================================================================================================================================
        Independent Trustees
====================================================================================================================================
Ronald W. Forbes       P.O. Box 9011    Trustee    1986 to  Professor Emeritus of Finance, School of       45 Funds       None
                       Princeton,                  present  Business, State University of New York at   54 Portfolios
                       NJ 08543-9011                        Albany since 2000 and Professor thereof
                       Age: 62                              from 1989 to 2000.
====================================================================================================================================
Cynthia A. Montgomery  P.O. Box 9011    Trustee    1994 to  Professor, Harvard Business School since       45 Funds     UnumProvi-
                       Princeton,                  present  1989.                                       54 Portfolios   dent Corp-
                       NJ 08543-9011                                                                                    oration;
                       Age: 50                                                                                          Newell Rub-
                                                                                                                        bermaid Inc.
====================================================================================================================================
Charles C. Reilly      P.O. Box 9011    Trustee    1990 to  Self-employed financial consultant since       45 Funds        None
                       Princeton,                  present  1990.                                       54 Portfolios
                       NJ 08543-9011
                       Age: 71
====================================================================================================================================
Kevin A. Ryan          P.O. Box 9011    Trustee    1992 to  Founder and currently Director Emeritus of     45 Funds        None
                       Princeton,                  present  The Boston University Center for the        54 Portfolios
                       NJ 08543-9011                        Advancement of Ethics and Character and
                       Age: 70                              Director thereof from 1989 to 1999;
                                                            Professor from 1982 to 1999 at Boston
                                                            University.
====================================================================================================================================
Roscoe S. Suddarth     P.O. Box 9011    Trustee    2000 to  President, Middle East Institute from          45 Funds        None
                       Princeton,                  present  1995 to 2001.                               54 Portfolios
                       NJ 08543-9011
                       Age: 67
====================================================================================================================================
Richard R. West        P.O. Box 9011    Trustee    1986 to  Professor of Finance since 1984 and Dean       45 Funds    Bowne &
                       Princeton,                  present  Emeritus of New York University, Leonard    54 Portfolios  Co., Inc.;
                       NJ 08543-9011                        N. Stern School of Business Administration                 Vornado
                       Age: 64                              since 1994.                                                Realty Trust;
                                                                                                                       Alexander's
                                                                                                                       Inc.
====================================================================================================================================
Edward D. Zinbarg      P.O. Box 9011    Trustee    2000 to  Self-employed financial consultant since       45 Funds        None
                       Princeton,                  present  1994.                                       54 Portfolios
                       NJ 08543-9011
                       Age: 68
                     ===============================================================================================================
                     * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until
                       December 31 of the year in which they turn 72.
====================================================================================================================================


                                      Position(s)  Length
                                         Held      of Time
Name                   Address & Age  with Fund    Served*                Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers
====================================================================================================================================
Donald C. Burke        P.O. Box 9011    Vice       1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof
                       Princeton, NJ    President  present  since 1999; Senior Vice President and Treasurer of Princeton Services
                       08543-9011       and        and      since 1999; Vice President of FAMD since 1999; Vice President of FAM and
                       Age: 42          Treasurer  1999 to  MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                                   present
====================================================================================================================================
Kenneth A. Jacob       P.O. Box 9011    Senior     2002 to  Managing Director of FAM and MLIM since 1997.
                       Princeton,       Vice       present
                       NJ 08543-9011    President
                       Age: 51
====================================================================================================================================
John M. Loffredo       P.O. Box 9011    Senior     2002 to  Managing Director of FAM and MLIM since 2000 and First Vice President of
                       Princeton,       Vice       present  MLIM since 1997.
                       NJ 08543-9011    President
                       Age: 38
====================================================================================================================================
William R. Bock        P.O. Box 9011    Vice       1996 to  Vice President of MLIM since 1989.
                       Princeton,       President  present
                       NJ 08543-9011    and
                       Age: 66          Portfolio
                                        Manager
====================================================================================================================================
Alice A. Pellegrino    P.O. Box 9011    Secretary  1999 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
                       Princeton,                  present  from 1999 to 2002; Attorney associated with MLIM since 1997; Associate
                       NJ 08543-9011                        with Kirkpatrick & Lockhart LLP from 1992 to 1997.
                       Age: 42
                     ===============================================================================================================
                     * Officers of the Fund serve at the pleasure of the Board of Trustees.
====================================================================================================================================

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

[LOGO] Merrill Lynch  Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

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